UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2006
Wyndham Worldwide Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32876 (Commission File No.)	20-0052541 (I.R.S. Employer Identification Number)

Seven Sylvan Way Parsippany, NJ (Address of principal executive office)		07054 (Zip Code)
Registrant’s telephone number, including area code: (973) 753-6000
None

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

ITEM 2.02. Results of Operations and Financial Condition.
Wyndham Worldwide Corporation (the “Company”) today issued a press release reporting financial results for the quarter ended September 30, 2006.
A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated by reference.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:
Exhibit 99.1 — Press release issued on November 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: November 1, 2006	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated November 1, 2006
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated November 1, 2006, reporting financial results for the quarter ended September 30, 2006.